PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2023	2024

Leasehold improvements	$1,466	$1,195
Furniture, fixtures and office equipment	3,386	3,350
IT equipment	2,437	2,454
Vehicles	1,739	1,705
Construction-in-process	—	214
Property and equipment, gross	9,028	8,918
Less: Accumulated depreciation	(6,239)	(6,733)
Property and equipment, net	$2,789	$2,185